Nuveen Dividend Value Fund

Nuveen Large Cap Select Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Mid Cap Value Fund

Nuveen Small Cap Growth Opportunities Fund

Nuveen Small Cap Select Fund

Nuveen Small Cap Value Fund

Supplement Dated May 1, 2018

To The Statement of Additional Information Dated February 28, 2018

The following subsection is added to the section entitled “Service Providers”:

Securities Lending Agent

U.S. Bank N.A. serves as the securities lending agent to each Fund. Pursuant to a Securities Lending Agreement and in accordance with procedures established by the Board of Directors, U.S. Bank N.A. effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to a Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

The following table provides the dollar amounts of income and fees and/or compensation related to each Fund’s securities lending activities during the fiscal year ended October 31, 2017:

	Nuveen Dividend Value Fund	Nuveen Large Cap Select Fund	Nuveen Mid Cap Growth Opportunities Fund	Nuveen Mid Cap Value Fund	Nuveen Small Cap Growth Opportunities Fund	Nuveen Small Cap Select Fund	Nuveen Small Cap Value Fund
Gross income from securities lending activities	$57,402	$6,810	$334,048	$8,613	$123,105	$96,495	$292,798
Fees and/or compensation paid by each Fund for securities lending activities and related services:
Fees paid to Securities Lending Agent from a revenue split	—	—	—	—	—	—	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(10,114)	(1,074)	(54,438)	(1,550)	(11,845)	(8,153)	(22,535)
Administrative fees not included in the revenue split	—	—	—	—	—	—	—
Indemnification fees not included in the revenue split	—	—	—	—	—	—	—
Rebate (paid to borrower)	(37,017)	(2,608)	(99,051)	(2,375)	(34,005)	(16,897)	(41,154)
Other fees not included in the revenue split	—	—	—	—	(4,591)	(4,861)	(965)

Aggregate fees/compensation for securities lending activities	(47,131)	(3,682)	(153,489)	(3,925)	(50,441)	(29,911)	(64,654)

Net income from securities lending activities	10,271	3,128	180,559	4,688	72,664	66,584	228,144

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-FSTKSAI-0518P